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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) April 27, 2001
                                                          --------------


                       Avistar Communications Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                  000-31121                 88-0383089
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)


       555 Twin Dolphin Drive, Suite 360, Redwood Shores, California 94065
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (650) 610-2900
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                                 Not applicable
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          (Former name or former address, if changed since last report)



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ITEM 5. Other Events

         On April 27, 2001, Avistar Communications Corporation ("Avistar") announced the retirement of R. Stephen Heinrichs from Avistar and his positions as Chief Financial Officer and Secretary of Avistar and its subsidiaries. Mr. Heinrichs will remain on the board of directors of Avistar and, as of June 1, 2001, will become a strategic advisor to Avistar.

         A copy of the press release issued by Avistar announcing Mr. Heinrichs' retirement is attached hereto as Exhibit 99.1. In connection with Mr. Heinrichs' retirement, a copy of the Settlement Agreement and Release dated April 26, 2001 by and between Avistar and Mr. Heinrichs is attached hereto as Exhibit 99.2.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

             Exhibit No.               Description
             -----------               -----------

               99.1        Press release dated April 27, 2001.

               99.2 Settlement Agreement and Release dated April 26, 2001 by and between Avistar Communications Corporation and R. Stephen Heinrichs.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVISTAR COMMUNICATIONS CORPORATION


Dated:  May 8, 2001                      By: /s/ WILLIAM L. CAMPBELL
                                            -----------------------------------
                                            William L. Campbell, Acting Chief
                                            Financial Officer, Acting Secretary
                                            and Executive Vice President


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                       AVISTAR COMMUNICATIONS CORPORATION
                           CURRENT REPORT ON FORM 8-K


          Exhibit No.        Description
          -----------        -----------

             99.1            Press release dated April 27, 2001

             99.2 Settlement Agreement and Release dated April 26, 2001 by and between Avistar Communications Corporation and R. Stephen Heinrichs.


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